IBM 3Q 2023 Earnings October 25, 2023 ibm.com/investor Exhibit 99.2

Forward-looking statements and non-GAAP information Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward- looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM website, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements except as required by law; these charts and the associated remarks and comments are integrally related and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and presentation materials, certain non-GAAP information including operating earnings and other “operating” financial measures, free cash flow, net cash from operating activities excluding IBM Financing receivables, and adjustments for currency. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on October 25, 2023. The reconciliation of non-GAAP information to GAAP is included in the press release within Exhibit 99.1 to the company’s Form 8-K submitted to the SEC on October 25, 2023, as well as on the slides entitled “Non-GAAP supplemental materials” in this presentation. To provide better transparency, the company also discusses management performance metrics including annual recurring revenue, signings, and book-to- bill. The metrics are used to monitor the performance of the business and are viewed as useful decision-making information for management and stakeholders. The rationale for management’s use of these performance metrics and their calculation are included in the Management Discussion section of the company’s 2022 Annual Report, which is Exhibit 13 to the Form 10-K submitted with the SEC on February 28, 2023. For other related information please visit the Company’s investor relations website at: https://www.ibm.com/investor/events/earnings-3Q23 2

3 Arvind Krishna Chairman and Chief Executive Officer James Kavanaugh SVP, Finance & Operations, Chief Financial Officer

“Technology remains a critical source of competitive differentiation and progress for organizations around the world. Clients are increasingly adopting our watsonx AI and data platform along with our hybrid cloud solutions to unlock productivity and operational efficiency. This is helping drive solid growth in our software and consulting businesses. As a result, we remain confident in our revenue and free cash flow growth expectations for the full year.” Arvind Krishna IBM Chairman and CEO 4 3Q23 Performance Innovation, portfolio and productivity Generative AI CEO perspective

IBM’s generative AI tech stack and expertise

Layer	Description	Offerings
AI assistants	Empower individuals to do work without expert knowledge across a variety of business processes and applications.	**watsonx** Code Assistant **watsonx** Assistant **watsonx** Orchestrate **watsonx** Orders
SDKs and APIs	Use programmatic interfaces to embed watsonx platform capabilities in assistants and applications.	**Ecosystem integrations**
AI and data platform	Leverage generative AI and machine learning — tuned with your data — with responsibility, transparency and explainability.	**watsonx** watsonx.ai watsonx.governance watsonx.data **Foundation models** Granite | *IBM* Open Source | *Hugging Face* Llama 2 | *Meta AI* Geospatial | *IBM + NASA* ...
Data services	Access data fabric services to define, organize, manage, and deliver trusted data to train and tune models.	**Data fabric services**
Hybrid cloud AI tools	Build on a consistent, scalable foundation based on open-source technology.	**Red Hat** OpenShift AI (*e.g.*, Ray, Pytorch)

Consulting
Generative AI strategy, experience, technology, operations

Ecosystem
System Integrators, Software and SaaS partners, Public Cloud providers

5

+3.5% Revenue growth yr/yr +$1B Free cash flow ytd yr/yr 3Q23 Financial highlights Revenue growth rates @CC 6 “Our continued focus on the fundamentals of our business is driving solid revenue growth, profit margin expansion, and strong cash generation. That cash generation has enabled us to increase our investment in R&D and acquisitions, strengthening our future AI and hybrid cloud capabilities, while supporting continued shareholder returns through our dividend.” James Kavanaugh IBM SVP & CFO $14.8B Revenue ~75% Revenue mix in software and consulting ~50% Recurring revenue mix led by high-value software 170bps Pre-tax margin expansion (operating) $5.1B Free cash flow ytd $11.0B Cash and marketable securities

Revenue growth reflects hybrid cloud and AI value Solid and growing recurring revenue base; ARR* of $14 billon, +7% yr/yr Gross and pre-tax margin expansion Launched watsonx and acquired Apptio 7 $6.3B Revenue Revenue categories Transaction Processing +5% yr/yr +6% Revenue growth Hybrid Platform & Solutions +7% yr/yr Red Hat 8% Automation 13% Data & AI 6% Security (3%) Software 3Q23 results; revenue growth rates @CC *Annual recurring revenue for Hybrid Platform & Solutions, growth rate @CC

8 $5.0B Revenue Revenue categories Application Operations +7% yr/yr +5% Revenue growth Growth across all revenue categories and geographies Strength in Red Hat and strategic partner practices Book-to-bill ratio of >1.15 for the last year Continued gross and pre-tax margin expansion Technology Consulting +1% yr/yr Business Transformation +5% yr/yr Consulting 3Q23 results; revenue growth rates @CC

9 $3.3B Revenue Revenue categories Infrastructure Support (7%) yr/yr (3%) Revenue growth Hybrid Infrastructure Flat yr/yr zSystems +9% Distributed Infrastructure (6%) zSystems revenue growth reflects enduring platform Distributed Infrastructure performance reflects Power growth offset by storage declines Strong gross and pre-tax margin performance Infrastructure 3Q23 results; revenue growth rates @CC

10 Summary 3Q23 Summary Executing a focused hybrid cloud & AI strategy to address today’s client needs Continued strong performance in growth vectors of software and consulting Portfolio mix and productivity drive improving margin Higher-growth, higher-value business with strong cash generation 2023 Expectations Revenue growth of 3% to 5% @CC Free cash flow of ~$10½ billion, up >$1 billion yr/yr

ibm.com/investor

12 Supplemental material ● Revenue and P&L highlights ● Cash flow and balance sheet highlights ● Currency impact on revenue growth ● Software & Infrastructure segment details ● Consulting segment details ● Expense summary ● Balance sheet summary ● Cash flow summary ● Cash flow (ASC 230) ● Software segment revenue categories ● Consulting segment revenue categories ● Infrastructure segment revenue categories ● Non-GAAP supplemental materials Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding

13 Revenue and P&L highlights Revenue growth rates @CC, $ in billions Revenue highlights 3Q23 B/(W) Yr/Yr Revenue $14.8 3% Americas $7.7 4% Europe/ME/Africa $4.2 Flat Asia Pacific $2.8 7% Operating P&L highlights $ 3Q23 B/(W) Yr/Yr Gross profit $8.2 8% Expense $5.9 (5%) Pre-tax income $2.3 17% Net income $2.0 23% Earnings per share $2.20 22% Operating P&L highlights % 3Q23 B/(W) Yr/Yr Gross profit margin 55.5% 1.6 pts Expense E/R 39.9% Flat Pre-tax income margin 15.6% 1.7 pts Net income margin 13.8% 2.0 pts Tax rate 11.7% 4.2 pts

14 Cash flow and balance sheet highlights $ in billions *3Q22 YTD includes immaterial cash flows from discontinued operations **Non-GAAP financial measure; excludes Financing receivables ***Non-GAAP financial measure; adjusts for Financing receivables and net capital expenditures *Cash flow 3Q23 YTD Yr/Yr Net cash from operations** $6.3 $0.9 Free cash flow*** $5.1 $1.0 Selected uses of cash 3Q23 YTD Yr/Yr Net capital expenditures $1.2 ($0.1) Acquisitions $4.9 $3.9 Dividends $4.5 $0.1 * Balance sheet Sep 23 Dec 22 Sep 22 Cash & marketable securities $11.0 $8.8 $9.7 Total debt $55.2 $50.9 $50.9 Selected debt measures Sep 23 Dec 22 Sep 22 IBM Financing debt $9.9 $12.9 $11.2 Core (non-IBM Financing) debt $45.4 $38.1 $39.7

15 Currency impact on revenue growth Quarterly averages per US $ 3Q23 Yr/Yr Spot 4Q23 FY23 1Q24 2Q24 FY24 10/24/23 Euro 0.92 7% 0.94 4% 2% (1%) (3%) (2%) Pound 0.79 7% 0.82 4% 0% 0% (3%) (2%) Yen 145 (5%) 150 (6%) (7%) (13%) (9%) (6%) Revenue impact, future @ 10/24/23 Spot 1.1 pts (0-1 pts) ~(1 pts) (2-2.5 pts) (2-2.5 pts) (1-2 pts) Prior view @ 7/18/23 Spot 2-3 pts ~3 pts ~0 pts US $B Yr/Yr Revenue as reported $14.8 4.6% Currency impact $0.2 1.1 pts Revenue @CC 3.5%

16 Software & Infrastructure segment details Revenue growth rates @CC, $ in billions *Annual recurring revenue for Hybrid Platform & Solutions, growth rate @CC Software segment 3Q23 B/(W) Yr/Yr Revenue $6.3 6% Hybrid Platform & Solutions $4.5 7% Red Hat 8% Automation 13% Data & AI 6% Security (3%) Transaction Processing $1.8 5% Pre-tax income $1.5 14% Pre-tax income margin 23.7% 1.2 pts Annual recurring revenue* $14.0 7% Infrastructure segment 3Q23 B/(W) Yr/Yr Revenue $3.3 (3%) Hybrid Infrastructure $1.9 Flat zSystems 9% Distributed Infrastructure (6%) Infrastructure Support $1.3 (7%) Pre-tax income $0.4 38% Pre-tax income margin 11.8% 3.5 pts

17 Consulting segment details Consulting segment 3Q23 B/(W) Yr/Yr Revenue $5.0 5% Business Transformation $2.3 5% Technology Consulting $1.0 1% Application Operations $1.7 7% Gross profit margin 27.4% 1.5 pts Pre-tax income $0.5 10% Pre-tax income margin 10.2% 0.4 pts Signings $5.8 32% Book-to-bill ratio (TTM) >1.15 Revenue & signings growth rates @CC, $ in billions

18 Expense summary $ in billions *includes acquisitions in the last twelve months net of non-operating acquisition-related charges and includes impact of closed divested businesses **represents the percentage change after excluding the impact of currency translation & hedges, acquisitions and divestitures Expense 3Q23 B/(W) Acq/ Yr/Yr Currency Divest* Base** Operating expense & other income $5.9 (5%) (5 pts) (1 pts) 1 pts SG&A – operating $4.2 (1%) (1 pts) (1 pts) 0 pts RD&E $1.7 (5%) 0 pts (1 pts) (4 pts) IP and custom development income ($0.2) 56% Other (income)/expense - operating ($0.2) (31%) Interest expense $0.4 (39%)

19 Balance sheet summary $ in billions *includes eliminations of inter-company activity Sep 23 Dec 22 Sep 22 Cash & marketable securities $11.0 $8.8 $9.7 Core (non-IBM Financing) assets* $106.8 $103.4 $102.9 IBM Financing assets $11.5 $15.0 $13.2 Total assets $129.3 $127.2 $125.8 Other liabilities $50.9 $54.3 $54.8 Core (non-IBM Financing) debt* $45.4 $38.1 $39.7 IBM Financing debt $9.9 $12.9 $11.2 Total debt $55.2 $50.9 $50.9 Total liabilities $106.2 $105.2 $105.7 Equity $23.2 $22.0 $20.1

20 Cash flow summary $ in billions *3Q22 YTD includes immaterial cash flows from discontinued operations QTD B/(W) YTD B/(W) 3Q23 Yr/Yr 3Q23 Yr/Yr* Net cash from operations $3.1 $1.2 $9.5 $3.0 Less: IBM Financing receivables $1.1 $0.4 $3.1 $2.0 Net cash from operations (excluding IBM Financing receivables) $2.0 $0.8 $6.3 $0.9 Net capital expenditures ($0.3) $0.2 ($1.2) $0.1 Free cash flow (excluding IBM Financing receivables) $1.7 $0.9 $5.1 $1.0 Acquisitions ($4.6) ($4.5) ($4.9) ($3.9) Divestitures ($0.0) ($0.0) ($0.0) ($1.3) Dividends ($1.5) ($0.0) ($4.5) ($0.1) Non-IBM Financing debt ($0.9) ($3.9) $7.6 $2.9 Other (includes IBM Financing net A/R & IBM Financing debt) $0.0 $0.2 ($1.1) $1.3 Change in cash & marketable securities ($5.3) ($7.3) $2.2 ($0.0)

21 Cash flow (ASC230) $ in billions 3Q22 YTD includes immaterial cash flows from discontinued operations QTD QTD YTD YTD 3Q23 3Q22 3Q23 3Q22 Net income from operations $1.7 ($3.2) $4.2 ($1.1) Pension settlement charges - $5.9 - $5.9 Depreciation / amortization of intangibles $1.1 $1.2 $3.2 $3.7 Stock-based compensation $0.3 $0.3 $0.8 $0.7 Working capital / other ($1.1) ($2.9) ($2.0) ($3.8) IBM Financing A/R $1.1 $0.7 $3.1 $1.1 Net cash provided by operating activities $3.1 $1.9 $9.5 $6.5 Capital expenditures, net of payments & proceeds ($0.3) ($0.4) ($1.2) ($1.3) Divestitures, net of cash transferred ($0.0) $0.0 ($0.0) $1.3 Acquisitions, net of cash acquired ($4.6) ($0.1) ($4.9) ($1.0) Marketable securities / other investments, net $2.9 ($1.2) ($3.7) ($1.8) Net cash provided by/(used in) investing activities ($2.0) ($1.7) ($9.9) ($2.9) Debt, net of payments & proceeds ($1.5) $2.1 $4.6 $2.6 Dividends ($1.5) ($1.5) ($4.5) ($4.5) Financing - other ($0.1) $0.1 ($0.3) ($0.2) Net cash provided by/(used in) financing activities ($3.1) $0.7 ($0.2) ($2.1) Effect of exchange rate changes on cash ($0.1) ($0.2) ($0.1) ($0.5) Net change in cash, cash equivalents & restricted cash ($2.1) $0.7 ($0.7) $1.0

22 Software segment categories Revenue categories – FY 2022Revenue categories Red Hat Automation Data & AI Security Hybrid Platform & Solutions Transaction Processing Hybrid Platform & Solutions Software, infused with AI, to help clients operate, manage, and optimize their IT resources and business processes within hybrid, multi-cloud environments Red Hat: incl. RHEL, OpenShift, Ansible Automation: incl. business automation, AIOps and management, integration, and application servers Data & AI: incl. data fabric, customer care, data management, business analytics, dataops & governance, asset & supply chain management, information exchange and weather Security: incl. software and services for threat, data and identity Transaction Processing Software that supports clients’ mission-critical on-premise workloads in industries such as banking, airlines and retail incl. transaction processing software such as Customer Information Control System and storage software, and analytics and integration software running on IBM operating systems (e.g., DB2 and WebSphere running on z/OS)

23 Consulting segment categories Revenue categories Business Transformation Technology Consulting Application Operations Revenue categories – FY 2022 Business Transformation Strategy, process design, system implementation and operations services to improve and transform key business processes. Deploys AI and automation in business processes to exploit the value of data and includes an ecosystem of partners alongside IBM technology, which includes strategic partnerships with Adobe, Oracle, Salesforce and SAP, among others Technology Consulting Skills to architect and implement cloud platforms, including Amazon, Microsoft and IBM, and strategies to transform the enterprise experience and enable innovation, including application modernization for hybrid cloud with Red Hat OpenShift Application Operations Application and cloud platform services required to operationalize and run cloud platforms. Facilitates clients’ efforts to manage, optimize and orchestrate application and data workloads across platforms and environments through both custom applications and ISV packages

24 Infrastructure segment categories Revenue categories Revenue categories – FY 2022 Hybrid Infrastructure Innovative infrastructure platforms to help meet the new requirements of hybrid multi-cloud and enterprise AI workloads leveraging flexible and as-a-service consumption models zSystems: incl. hardware and operating system Distributed Infrastructure: incl. Power hardware and operating system, storage hardware, IBM Cloud IaaS, OEM asset recovery service Infrastructure Support Comprehensive, proactive and AI enabled services to maintain and improve the availability and value of clients’ IT infrastructure (hardware and software) both on-premises and in the cloud incl. maintenance for IBM products and other technology platforms zSystems Distributed Infrastructure Hybrid Infrastructure Infrastructure Support

25 Non-GAAP supplemental materials The above reconciles the non-GAAP financial information contained in the “Revenue and P&L highlights” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 25, 2023, for additional information on the use of these Non-GAAP financial measures. Reconciliation of revenue performance - 3Q 2023 GAAP @CC Total revenue 5% 3% Americas 4% 4% Europe/ME/Africa 7% Flat Asia Pacific 4% 7% 3Q23 Yr/Yr

26 Non-GAAP supplemental materials The above reconciles the non-GAAP financial information contained in the “Software”, “Consulting”, “Infrastructure”, “Software & Infrastructure segment details”, “Consulting segment details” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 25, 2023, for additional information on the use of these Non-GAAP financial measures. Reconciliation of segment revenue performance - 3Q 2023 GAAP @CC Software 8% 6% Hybrid Platform & Solutions 8% 7% Red Hat 9% 8% Automation 14% 13% Data & AI 6% 6% Security (2%) (3%) Transaction Processing 7% 5% 3Q23 Yr/Yr GAAP @CC Consulting 6% 5% Business Transformation 6% 5% Technology Consulting 2% 1% Application Operations 7% 7% Infrastructure (2%) (3%) Hybrid Infrastructure 1% Flat zSystems 9% 9% Distributed Infrastructure (4%) (6%) Infrastructure Support (6%) (7%) 3Q23 Yr/Yr

27 Non-GAAP supplemental materials *represents the percentage change after excluding the impact of currency translation & hedges, acquisitions and divestitures. The above reconciles the non-GAAP financial information contained in the “Expense summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 25, 2023, for additional information on the use of these Non-GAAP financial measures. Reconciliation of expense summary - 3Q 2023 GAAP Non-GAAP Operating adjustments (non-GAAP) SG&A Currency (1 pts) 0 pts (1 pts) Acquisitions/divestitures (1 pts) 0 pts (1 pts) Base* 0 pts 1 pts 0 pts RD&E Currency 0 pts 0 pts 0 pts Acquisitions/divestitures (1 pts) 0 pts (1 pts) Base* (4 pts) 0 pts (4 pts) Operating expense & other income Currency (1 pts) (3 pts) (5 pts) Acquisitions/divestitures 0 pts (1 pts) (1 pts) Base* 50 pts (49 pts) 1 pts 3Q23

28 Non-GAAP supplemental materials $ in millions (except EPS which is in whole dollars) The above reconciles the non-GAAP financial information contained in the “Revenue and P&L highlights”, “Expense summary” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 25, 2023, for additional information on the use of these Non-GAAP financial measures. Reconciliation of continuing operations - 3Q 2023 GAAP Acquisition- related adjustments Retirement- related adjustments Tax reform impacts Operating (non-GAAP) Gross profit $8,023 $162 — — $8,185 Gross profit margin 54.4% 1.1 pts — — 55.5% SG&A 4,458 (277) — — 4,181 Other (income) & expense (215) 0 12 — (203) Total expense  6,150 (277) 12 — 5,885 Pre-tax income 1,873 438 (12) — 2,299 Pre-tax income margin 12.7% 3.0 pts (0.1 pts) — 15.6% Tax rate 8.5% 2.7 pts (0.5 pts) 1.0 pts 11.7% Net income 1,714 340 1 (24) 2,031 Net income margin 11.6% 2.3 pts 0.0 pts (0.2 pts) 13.8% Earnings per share $1.86 $0.37 $0.00 ($0.03) $2.20 3Q23

29 Non-GAAP supplemental materials *Yr/Yr reflects a one-time non-cash pension settlement charge of $5.9 billion in 2022. The above reconciles the non-GAAP financial information contained in the “Prepared remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated October 25, 2023, for additional information on the use of these Non-GAAP financial measures. Reconciliation of Pre-tax income margin – FY 2023 expectations *~ ~ GAAP Operating (non-GAAP) B/(W) B/(W) Pre-tax income margin Yr/Yr 12 pts 0.5 pts

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